FIRST FUNDS

Growth & Income Portfolio

Capital Appreciation Portfolio

Bond Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED JUNE 24, 2003 TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2002

The following information supplements and should be read in conjunction with the information provided in each Portfolio’s Prospectus and Statement of Additional Information (“SAI”) dated October 28, 2002.

Prospectuses

The following paragraph should be inserted under the section entitled “Portfolio Managers” on page 7 of the Prospectus for the Intermediate Bond Portfolio:

Michael W. Holt, senior vice president and portfolio manager with Martin, co-manages the Portfolio with Mr. Herbert and Mr. Flickinger. Mr. Holt is a Chartered Financial Analyst and has more than 17 years of investment experience, most of which is in fixed-income securities. Mr. Holt is a 1982 graduate of the University of Tennessee and earned his MBA there in 1984.

The following sentence should be inserted under the section entitled “Class B, Deferred Sales Charges” on page 13 of the Capital Appreciation Portfolio Prospectus; page 12 of the Growth & Income Portfolio and Tennessee Tax-Free Portfolio Prospectuses; page 18 of the U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios Prospectus; and page 14 of the Intermediate Bond Portfolio Prospectus:

The CDSC for Class B shares may be waived in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder occurring after the purchase of the shares being redeemed or in the event of the death of the shareholder.

Statement of Additional Information

The following sentence shall be inserted after the second sentence under the section entitled “Valuation of Portfolio Securities” on page 9 of the Growth & Income, Capital Appreciation, Bond, and Intermediate Bond Portfolios SAI:

Securities listed on NASDAQ will be priced by using the NASDAQ Official Closing

Price.